LINCOLN VARIABLE INSURANCE PRODUCTS TRUST Lincoln Nasdaq-100 Buffer Fund Dec (the “Fund”) Supplement dated December 10, 2021 to the Fund’s Prospectus and Summary Prospectus dated September 7, 2021

This Supplement provides information about the Fund. You may obtain a copy of the Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

As described in the Fund’s Prospectus, an investment in shares of the Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an Outcome Period. The Fund will commence its initial Outcome Period on or about December 17, 2021 (“Commencement Date”) and the initial Outcome Period will end on or about December 16, 2022. The Outcomes for the Fund will be based upon the Invesco QQQ TrustSM, Series 1. As of December 9, 2021, the Fund’s Cap is expected to fall within the range set forth below:

FUND NAME	ESTIMATED CAP RANGE
Lincoln Nasdaq-100 Buffer Fund Dec	11.00% to 15.58% before Fund expenses (10.15% to 14.73% after Fund expenses for Standard Class) (9.80% to 14.38% after Fund expenses for Service Class)

The Fund’s Cap will be finally determined on the Commencement Date. A supplement to the Fund’s Prospectus will be filed on or about the Commencement Date to provide the Fund’s final Cap information. Updated Cap information will also be available at https://lincolnfinancial.com/definedoutcomefunds before and during the Outcome Period.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS